As filed with the Securities and Exchange Commission on June 29, 1999
                                                      Registration No. 333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 --------------

                                 TELIDENT, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           MINNESOTA                         3661                 41-1533060
(State or Other Jurisdiction of (Primary Standard Industrial  (I.R.S. Employer
Incorporation or Organization)   Classification Code Number) Identification No.)

                        TEN SECOND STREET N.E., SUITE 212
                          MINNEAPOLIS, MINNESOTA 55413
          (Address, including Zip Code, of Principal Executive Offices)

                                 --------------

                                 TELIDENT, INC.
                             1998 STOCK OPTION PLAN
                            (Full Title of the Plan)

                                 --------------

       W. EDWARD MCCONAGHAY                       COPIES TO:
       President and Chief Executive Officer      BRIAN D. WENGER, ESQ.
       Telident, Inc.                             BRETT D. ANDERSON, ESQ.
       Ten Second Street N.E., Suite 212          DAVID H. MASON, ESQ.
       Minneapolis, MN 55413                      Briggs and Morgan
       (612) 623-0911                             Professional Association
       (Name, Address, including Zip Code,        2400 IDS Center
       and Telephone Number, including Area       Minneapolis, MN 55402
       Code, of Agent for Service)                (612) 334-8400


                         CALCULATION OF REGISTRATION FEE

===================================================================================================================
                                                                        PROPOSED        PROPOSED
                                                                        MAXIMUM          MAXIMUM        AMOUNT OF
                                                     AMOUNT TO BE    OFFERING PRICE     AGGREGATE      REGISTRATION
TITLE OF EACH CLASS OF SECURITIES TO BE REGISTERED   REGISTERED(1)    PER SHARE(2)    OFFERING PRICE       FEE
===================================================================================================================
TELIDENT, INC.
1998 STOCK OPTION PLAN                                  350,000            N/A             N/A             N/A
  Options to purchase Common Stock................   350,000 shares      $1.625          $568,750        $158.11
  Common Stock (par value $0.08)..................
===================================================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Telident, Inc. 1998 Stock Option Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of outstanding shares of Common Stock.
(2) Calculated solely for the purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low sales prices for such stock as reported by the Nasdaq SmallCap Market on June 23, 1999.
================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

        The SEC allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to documents we file with the SEC. The information incorporated by reference is considered to be part of this registration statement. Information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings we will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act until all of the shares covered by this registration statement have been sold:

        *       Annual Report on Form 10-KSB/A for the year ended June 30, 1998.

        * Quarterly Reports on Form 10-QSB for the quarters ended September 30, 1998, December 31, 1998 and March 31, 1999.

        * Description of our common stock contained in our Registration Statement on Form SB-2 (No. 333-04311) filed on May 22, 1996 (as amended).

        *       Current Report on Form 8-K filed on August 19, 1998.

        *       Definitive Schedule 14A (Proxy Statement) filed on September 29,
                1998.

ITEM 4. DESCRIPTION OF SECURITIES.

        Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

        Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

        Minnesota Statutes Section 302A.521 provides that a Minnesota business corporation shall indemnify any director, officer, employee or agent of a corporation made or threatened to be made a party to a proceeding, by reason of the former or present official capacity (as defined) of the person, against judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements and reasonable expenses incurred by the person in connection with the proceeding if certain statutory standards are met. "Proceeding" means a threatened, pending or completed civil, criminal, administrative, arbitration or investigative proceeding, including one by or in the right of the corporation.
Section 302A.521 contains detailed terms regarding such right of indemnification and reference is made thereto for a complete statement of such indemnification rights.

        Article VII of Telident's Restated Articles of Incorporation eliminates certain personal liability of the directors of Telident for monetary damages for certain breaches of the directors' fiduciary duties.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

        Not applicable.

ITEM 8. EXHIBITS.

Exhibit
Number       Description
------       -----------
4.1          Restated Articles of Incorporation of the Company (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended June 30, 1998).

4.2 Bylaws, as amended, of the Company (incorporated herein by reference to the Company's Registration Statement on Form SB-2 (File No. 333-04311)).

4.3 Specimen form of the Company's Common Stock certificate (incorporated herein by reference to the Company's Registration Statement on Form SB-2 (File No. 333- 04311)).

4.4 Form of Debenture issued pursuant to May 1993 Unit offering (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended June 30, 1994).

4.5 Subscription and Purchase Agreement dated as of August 23, 1993 between the Company and Okabena Partnership K (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended June 30, 1994).

4.6 Conversion, Exercise, Subscription and Purchase Agreement dated as of October 13, 1995 between the Company and Okabena Partnership K (incorporated herein by reference to the Company's Registration Statement on Form SB-2 (File No. 33-99054)).

4.7 Form of Warrant issued pursuant to October 1995 Unit offering (incorporated herein by reference to the Company's Registration Statement on Form SB-2 (File No. 33-99054)).

4.8 Promissory Note and Security Agreement dated February 3, 1995 between the Company and Norwest Credit, Inc. (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended June 30, 1995).

4.9 Form of May 1996 Bridge Loan Agreement, including form of Promissory Note and Warrant Agreement (incorporated herein by reference to the Company's Registration Statement on Form SB-2 (File No. 333-04311)).

4.10 Telident, Inc. Stock Option Plan of 1988, Form of Incentive Stock Option Agreement and Form of Nonstatutory Stock Option Agreement (incorporated herein by reference to the Company's Registration Statement on Form S-8 (File No. 33-25922C)).

4.11 Form of Underwriter's Warrant issued on August 16, 1996 (incorporated herein by reference to the Company's Registration Statement on Form SB-2 (File No. 333-04311)).

4.12 Certificate of Designation of Series III Convertible Preferred Stock (included in Exhibit 4.1).

5.1          Opinion of Briggs and Morgan, Professional Association.

23.1         Consent of Briggs and Morgan, Professional Association (included in
             Exhibit 5.1).

23.2         Independent Auditors' Consent.

24.1         Powers of Attorney (included on Signature Page).

ITEM 9. UNDERTAKINGS.

      (a) The undersigned registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

      (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (4) That, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (b) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota, on the 25th day of June, 1999.

                                    TELIDENT, INC.


                                    By /s/ W. Edward McConaghay
                                       -----------------------------------------
                                           W. Edward McConaghay
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints W. Edward McConaghay as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons on the dates and in the capacities indicated.

             NAME                               TITLE                        DATE
             ----                               -----                        ----
/s/ W. Edward McConaghay       President, Chief Executive Officer and   June 25, 1999
-----------------------------  Director (Principal Executive Officer)
    W. Edward McConaghay


/s/ W. Edward McConaghay       Treasurer (Principal Accounting Officer  June 25, 1999
-----------------------------  and Principal Financial Officer)
    W. Edward McConaghay


/s/ Mark W. Sheffert           Chairman of the Board                    June 25, 1999
-----------------------------
    Mark W. Sheffert


/s/ Scott R. Anderson          Director                                 June 25, 1999
-----------------------------
    Scott R. Anderson

                               Director
-----------------------------
    Willis K. Drake

             NAME                               TITLE                        DATE
             ----                               -----                        ----
/s/ David F. Durenberger       Director                                 June 25, 1999
-----------------------------
    David F. Durenberger


/s/ John D. Wunsch             Director                                 June 25, 1999
-----------------------------
    John D. Wunsch


/s/ Mack V. Traynor, III       Director                                 June 25, 1999
-----------------------------
    Mack V. Traynor, III

                                  EXHIBIT INDEX

Exhibit
Number       Description
------       -----------
4.1          Restated Articles of Incorporation of the Company (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended June 30, 1998).

4.2 Bylaws, as amended, of the Company (incorporated herein by reference to the Company's Registration Statement on Form SB-2 (File No. 333-04311)).

4.3 Specimen form of the Company's Common Stock certificate (incorporated herein by reference to the Company's Registration Statement on Form SB-2 (File No. 333- 04311)).

4.4 Form of Debenture issued pursuant to May 1993 Unit offering (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended June 30, 1994).

4.5 Subscription and Purchase Agreement dated as of August 23, 1993 between the Company and Okabena Partnership K (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended June 30, 1994).

4.6 Conversion, Exercise, Subscription and Purchase Agreement dated as of October 13, 1995 between the Company and Okabena Partnership K (incorporated herein by reference to the Company's Registration Statement on Form SB-2 (File No. 33-99054)).

4.7 Form of Warrant issued pursuant to October 1995 Unit offering (incorporated herein by reference to the Company's Registration Statement on Form SB-2 (File No. 33-99054)).

4.8 Promissory Note and Security Agreement dated February 3, 1995 between the Company and Norwest Credit, Inc. (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended June 30, 1995).

4.9 Form of May 1996 Bridge Loan Agreement, including form of Promissory Note and Warrant Agreement (incorporated herein by reference to the Company's Registration Statement on Form SB-2 (File No. 333-04311)).

4.10 Telident, Inc. Stock Option Plan of 1988, Form of Incentive Stock Option Agreement and Form of Nonstatutory Stock Option Agreement (incorporated herein by reference to the Company's Registration Statement on Form S-8 (File No. 33-25922C)).

4.11 Form of Underwriter's Warrant issued on August 16, 1996 (incorporated herein by reference to the Company's Registration Statement on Form SB-2 (File No. 333-04311)).

4.12 Certificate of Designation of Series III Convertible Preferred Stock (included in Exhibit 4.1).

5.1          Opinion of Briggs and Morgan, Professional Association.

23.1         Consent of Briggs and Morgan, Professional Association (included in
             Exhibit 5.1).

23.2         Independent Auditors' Consent.

24.1         Powers of Attorney (included on Signature Page).